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Defined Asset Funds(sm)



Select Series                               Income & Growth
1999                                        Quantitative
G

The Select
S&P Industrial
Portfolio

Take Indexing to Another Level. . .

[LOGO] Merrill Lynch

Indexing -- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(sm)
         Select S&P Industrial
                  Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of capital appreciation potential and current dividend income.

This value oriented Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the Index, which have high dividend yields.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio -- 1999 Series G^

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                                                                Current
                                                 Ticker         Dividend
      Name of Issuer                             Symbol         Yield(2)
1.    UST, Inc                                   UST            6.07%
2.    Genuine Parts Company                      GPC            3.99
3.    ConAgra, Inc.                              CAG            3.12
4.    Raytheon Company                           RTN/B          2.75
5.    Air Products and Chemicals                 APD            2.62
6.    May Department Stores Company              MAY            2.57
7.    Newell Rubbermaid, Inc.                    NWL            2.31
8.    Pitney Bowes, Inc.                         PBI            2.24
9.    Emerson Electric Company                   EMR            2.16
10.   Hershey Foods Corporation                  HSY            2.06
11.   Rohm and Haas Company                      ROH            1.99
12.   Albertson's, Inc.                          ABS            1.98
13.   The Clorox Company                         CLX            1.95
14.   Bestfoods                                  BFO            1.80
15.   American Home Products Corporation         AHP            1.76


The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.*

^ Initial date of deposit -- November 1, 1999.

^ Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on October 29, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select S&P Industrial Portfolios

         Past performance is no guarantee of future results.



Series From Inception Through 9/30/99        Most Recently Completed Portfolio
    (including annual rollovers)

Inception       Series        Return       Period               Series    Return
1/22/97          A             8.08%       2/9/98-3/19/99       A          5.92%
2/24/97          B             7.81        3/23/98-4/23/99      B          6.13
4/21/97          C             9.63        4/27/98-6/4/99       C         12.29

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6/9/97           D             2.03        6/15/98-7/23/99      D          7.93
7/21/97          E             1.48        7/27/98-8/27/99      E          1.39
9/8/97           F             5.06        9/8/97-10/2/98       F          9.95
10/20/97         G             2.86        10/20/97-12/4/98     G         14.22
12/2/97          H             0.74        12/2/97-1/8/99       H         17.47
1/8/98           J            -0.14        1/8/98-2/8/99        J         10.13


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and reduced sales charge on annual rollovers.

Avoid the teachings of speculators whose judgments are not confirmed by experience.
LEONARDO DA VINCI

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index,* which includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from A+ for the highest ranked stocks to D for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

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


4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years - 1/1/74 Through 9/30/99

Strategy..................$546,229         S&P 500 Index..............$325,772
DJIA......................$329,092         S&P Industrial Index.......$330,252

[A mountain chart, captioned "Growth of $10,000 Invested Over 26 Years - 1/1/73 Through 9/30/99" compares the cumulative annual performance among the Strategy Stocks (orange), the DJIA (pink), the S&P 500 Index (violet), and the S&P Industrial Index (green). A box in the upper left quadrant indicates the components of the chart. The initial value of each is $10,000; the ending values are as follows: $440,951 (Strategy); $285,915 (DJIA); $278,013 (S&P 500);
$282,002 (S&P Industrial).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index in 10 and the S&P Industrial Index in 9 of the last 26 years.

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


Annual Total Returns

---------------------------------------------------------------------------------------------------------
   Year   Strategy      DJIA        S&P        S&P       Year        Strategy    DJIA      S&P      S&P
         (Section)      500      Industrial    500     Industrial   (Section)
                       Index       Index      Index      Index
---------------------------------------------------------------------------------------------------------
   1973    -20.13%    -13.12%     -14.66%   -14.61%      1987           2.52      6.02     5.67      9.13
   1974     -5.35     -23.14      -26.47    -26.54       1988          42.04     15.95    16.58     15.80
   1975     40.63      44.40       36.92     36.78       1989          35.40     31.71    31.11     29.30
   1976     30.89      22.72       23.53     22.59       1990           0.96     -0.57    -3.20     -0.84
   1977     -6.53     -12.71       -7.19     -8.20       1991          27.06     23.93    30.51     30.39
   1978      6.06       2.69        6.39      7.50       1992          11.50      7.34     7.67      5.63
   1979     26.47      10.52       18.02     18.40       1993           2.28     16.72     9.97      8.90
   1980     18.23      21.41       31.50     32.98       1994          11.41      4.95     1.30      3.75
   1981      7.67      -3.40       -4.83     -6.69       1995          36.68     36.48    37.10     34.26
   1982     25.87      25.79       20.26     20.14       1996          12.25     28.57    22.69     22.70
   1983     24.72      25.68       22.27     22.79       1997          33.34     24.78    33.10     30.80
   1984     12.34       1.06        5.95      4.09       1998          15.10     18.00    28.34     33.43
   1985     29.98      32.78       31.43     30.08       9/30/99      -11.12     13.96     5.38      7.74
   1986     28.78      26.91       18.37     18.54       Average       15.21%    13.35%   13.24%    13.30%
---------------------------------------------------------------------------------------------------------

Average Annual Total Returns

--------------------------------------------------------------------------------
For periods ending 12/31/98  3 year   5 year  10 year  15 year  20 year  25 year
--------------------------------------------------------------------------------
  Strategy(Section)          19.52%   21.06%   17.83%   19.29%   19.57%   17.91%
  DJIA                       23.71%   22.08%   18.62%   17.71%   17.14%   14.40%
  S&P 500 Index              27.97%   23.82%   19.03%   17.74%   17.50%   14.71%
  S&P Industrial Index       28.89%   24.43%   19.09%   17.77%   17.51%   14.67%
--------------------------------------------------------------------------------

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all time and stocks may not be weighted equally.

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


(Section) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

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


[Logo] Defined Asset Funds(sm)

Buy With Knowledge - Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series
Baby Boom Economy Portfolios(sm)
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

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


We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the Indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Stocks are chosen for characteristics such as value, which may be at odds with those of the stocks driving the market at a given time.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year,

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


individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You pay an initial sales charge of about 1% the first time you buy. In addition, you pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                    As a % of Public          Amount per
                                    Offering Price            1,000 Units
Initial Sales Charge                1.00%                     $10.00
Deferred Sales Charge               1.75%                     $17.50
-----------------------------------------------------------------------------
Maximum Sales Charge                2.75%                     $27.50

Estimated Annual Expenses
(as a % of net assets)              .205%                     $2.03

Estimated Organization Costs                                  $0.96

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased             Total Sales Charge as a % of
                             Public Offering Price
---------------------------------------------------------------
Less than $50,000                   2.75%
$50,000 to $99,999                  2.50%
$100,000 to $249,999                2.00%
$250,000 to $999,999                1.75%
$1,000,000 or more                  1.00%

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The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[Recycle Logo] Printed on Recycled Paper                           11579BR-11/99

(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC.

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